Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA
Tel: +1 212 937 8202 www.deloitte.com

Goldman Sachs Asset Backed Securities Corp.

200 West Street

New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of sustainable home improvement loans in connection with the proposed offering of GoodLeap Home Improvement Solutions Trust 2025-2, Home Improvement Loan Backed Notes, Series 2025-2. Goldman Sachs Asset Backed Securities Corp. (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Statistical Data File and Subsequent Statistical Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Statistical Data File and Subsequent Statistical Data File. Additionally, Goldman Sachs & Co. LLC (“Goldman” and together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 4, 2025, representatives of Goldman, on behalf of the Company, provided us with a sustainable home improvement loan listing with respect to 39,350 sustainable home improvement loans (the “Sustainable Home Improvement Loan Listing”). At the Company’s instruction, we randomly selected 200 sustainable home improvement loans from the Sustainable Home Improvement Loan Listing (the “Initial Selected Assets”).

Additionally, on March 16, 2025, representatives of Goldman, on behalf of the Company, provided us with a computer-generated sustainable home improvement loan data file and related record layout containing data, as represented to us by the Company, as of the close of business on March 13, 2025, with respect 39,627 sustainable home improvement loans, including 197 of the 200 Initial Selected Assets (the “Initial Statistical Data File”). At the Company’s instruction, we randomly selected three additional sustainable home improvement loans from the Initial Statistical Data File that were not Initial Selected Assets (the “Initial Subsequent Selected Assets”). The remaining Initial Selected Assets and Initial Subsequent Selected Assets are collectively and hereinafter referred to as the “Initial Sample Assets.”

Further, on May 21, 2025, representatives of Goldman, on behalf of the Company, provided us with a computer-generated sustainable home improvement loan data file and related record layout containing data, as represented to us by the Company, as of the close of business on May 15, 2025, with respect 31,796 sustainable home improvement loans (the “Subsequent Statistical Data File”). At the Company’s instruction, we randomly selected 200 sustainable home improvement loans from the Subsequent Statistical Data File that were not Initial Sample Assets (the “Subsequent Sample Assets”). The Initial Sample Assets and Subsequent Sample Assets are collectively and hereinafter referred to as the “Sample Assets.”

Member of Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the sustainable home improvement loan characteristics (the “Characteristics”) set forth on the Initial Statistical Data File and Subsequent Statistical Data File, as applicable, and indicated below.

Characteristics

1.          Contract ID (for informational purposes only)

2.          State of contract

3.          City

4.          Zip code

5.          Payment frequency

6.          Rate

7.          Original term (months) (origination)

8.          Original loan amount

9.          First payment due date

10.       Last payment due date

11.       Issuer originated asset (Y/N)

12.       Re-amortized monthly payment

13.       Target balance date

14.       Current monthly payment

15.       ACH Payment (Y/N)

16.       FICO score

17.       Installer name

18.       Current loan balance

19.       Remaining term of contract (months)

20.       Number of days past due

21.       UCC filing status

22.       Remaining term to target balance date (months)

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 9. through 13. to the corresponding information set forth on or derived from the “Welcome Letter.”

We compared Characteristics 14. through 21. to the corresponding information set forth on or derived from electronic data files from GoodLeap’s loan systems, delivered by GoodLeap, LLC (“GoodLeap”), on behalf of the Company, as of March 13, 2025 for the Initial Sample Assets and May 15, 2025 for the Subsequent Sample Assets (collectively, the “System File”).

With respect to Characteristic 22., we recomputed the remaining term to target balance date (months) as the number of months between (i) March 13, 2025 for the Initial Sample Assets and May 15, 2025 for the Subsequent Sample Assets and (ii) the target balance date (as set forth on the Welcome Letter). We compared such recomputed information to the corresponding information set forth on the Initial Statistical Data File and Subsequent Statistical Data File, as applicable.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 9., for the Sample Assets indicated in Appendix A, we observed a difference with respect to the first payment due date set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable, when compared to the first payment due date set forth on the Welcome Letter. For these Sample Assets, we were instructed to perform an additional procedure and compare the first payment due date set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable, to the first payment due date set forth on screen shots from GoodLeap’s servicing system (the “Servicing System Screen Shots”);

•	with respect to our comparison of Characteristic 10., for the Sample Assets indicated in Appendix B, we observed a difference with respect to the last payment due date set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable, when compared to the last payment due date set forth on the Welcome Letter. For these Sample Assets, we were instructed to perform an additional procedure and compare the last payment due date set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable, to the last payment due date set forth on the Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 13., differences of one day or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 22., differences of one month or less are deemed to be “in agreement.”

The sustainable home improvement loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company or GoodLeap, on behalf of the Company, and are collectively referred to hereinafter as the “Asset Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents. In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Data File and Subsequent Statistical Data File, as applicable, were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix C. Supplemental information is contained on Appendix D.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the sustainable home improvement loans underlying the Initial Statistical Data File or Subsequent Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the sustainable home improvement loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Data File or Subsequent Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 30, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 30, 2025.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 9. for the following Sample Assets:

24-13-193637
23-09-154343
25-01-010453
25-14-008263
25-15-015560

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 30, 2025.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 10. for the following Sample Assets:

23-01-172386
23-05-175375
23-07-166008
23-08-171346
24-10-196195
24-11-226971
24-13-193637
23-09-154343
24-01-197853
24-11-222285
24-12-225248
25-01-010453
25-14-008263
25-15-015560

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 30, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Three differences in city.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 30, 2025.

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Initial Statistical Data File	Characteristic set forth on the Loan Agreement

1	24-04-221343	City	Camden Wyoming	Delaware
1	24-16-223759	City	Antioch	Nashville

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Subsequent Statistical Data File	Characteristic set forth on the Loan Agreement

1	25-15-001804	City	Sewell	Washington Township

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.